Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of 111, Inc. (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on April 29, 2025, as amended by Amendment No. 1 thereto (the “Report”), I, Junling Liu, acting in the capacity of Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2025

By:	/s/ Junling Liu
	Name:	Junling Liu
	Title:	Chief Executive Officer, acting in the capacity of Chief Financial Officer

CFO’s Section 906 Certification